LEGG MASON CHARLES STREET TRUST, INC.

LEGG MASON BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY

PORTFOLIO

SUPPLEMENT DATED JANUARY 26, 2011

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2010

AND TO THE

PROSPECTUS DATED APRIL 30, 2010

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated April 30, 2010, as supplemented on May 21, 2010 and January 26, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

The following text replaces the section of the fund’s Summary Prospectus titled “Management”:

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Batterymarch Financial Management, Inc. (“Batterymarch”)

Portfolio managers: Stephen A. Lanzendorf, CFA and Adam J. Petryk, CFA. Mr. Lanzendorf (Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team) and Mr. Petryk (Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team) have been portfolio managers of the fund since March 2000 and January 2011, respectively.

The following text replaces the section of the fund’s Prospectus titled “Management”:

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Batterymarch Financial Management, Inc. (“Batterymarch”)

Portfolio managers: Stephen A. Lanzendorf, CFA and Adam J. Petryk, CFA. Mr. Lanzendorf (Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team) and Mr. Petryk (Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team) have been portfolio managers of the fund since March 2000 and January 2011, respectively.

The following text replaces the section of the fund’s Prospectus titled “More on management – Portfolio managers”:

Portfolio managers

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The Batterymarch Developed Markets team manages this fund. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time.

Stephen A. Lanzendorf and Adam J. Petryk are responsible for the strategic oversight of Batterymarch’s investment process. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current investment strategies.

Mr. Lanzendorf, CFA, is Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team and has 27 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Petryk, CFA, is Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team and has 14 years of investment experience. Mr. Petryk joined Batterymarch in 2007 after spending eight years as Deputy Chief Investment Officer of Legg Mason Canada, with responsibility for domestic investment management, building the firm’s quantitative capabilities, product development and derivatives activities.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

This supplement should be retained with your Summary Prospectus and Prospectus for future reference.

LMFX013190

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